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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  --------------

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 Current Report


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



    DATE OF THE REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 1, 1998



                            THE KROLL-O'GARA COMPANY
             (Exact name of registrant as specified in its charter)




                Ohio                     000-21629               31-1470817
  (State or other jurisdiction of       (Commission           (I.R.S. Employer
           Incorporation)              file number)         Identification No.)



                               9113 LeSaint Drive
                              Fairfield, Ohio 45014
                                 (513) 874-2112

                   (Address, including zip code, and telephone
             number, including area code, of registrant's principal
                               executive offices)


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-----------------------------------------------------------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 3, 4, 5, 6, 8 and 9 are not applicable and are omitted from this Current Report. The information required by Items 2 and 7(c) has been previously filed. This amended report is filed to provide the financial information required by Items 7(a) and 7(b).


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)   PRO FORMA FINANCIAL INFORMATION OF THE KROLL-O'GARA COMPANY

                  Pro Forma Condensed Consolidated Balance Sheet as of
                      June 30, 1998.............................................................3
                  Pro Forma Consolidated Statement of Operations for the Year
                      Ended December 31, 1997...................................................4
                  Pro Forma Consolidated Statement of Operations for the Six
                      Months Ended June 30, 1998................................................5


         (b)   FINANCIAL STATEMENTS OF KIZOREK, INC.

                  Report of Independent Public Accountants......................................6
                  Balance Sheet as of October 31, 1997..........................................7
                  Statements of Income and Retained Earnings for the year ended
                           October 31, 1997.....................................................8
                  Statement of Cash Flows for the year ended October 31, 1997...................9
                  Notes to Financial Statements................................................10

         The Pro Forma Condensed Consolidated Balance Sheet of The Kroll-O'Gara Company (the "Company") as of December 31, 1997, reflects the financial position of the Company after giving effect to the acquisition discussed in Item 2. The Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997, assumes that the acquisition occurred on January 1, 1997, and is based on the operations of the Company for the year then ended.

         The Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared by the Company based upon assumptions it deems proper. The Unaudited Pro Forma Condensed Consolidated Financial Statements presented herein are not necessarily indicative of the future consolidated financial position or future consolidated results of operations of the Company. The statements are also not indicative of the consolidated financial position or consolidated results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. It should be noted that for periods subsequent to June 30, 1998 the Company's consolidated financial statements will reflect the acquisition.

         The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical consolidated Financial Statements and related notes of the Company contained in its annual report on Form 10-K for the year ended December 31, 1997.

         The allocation of purchase price was based on estimates and may be revised at a later date pending the completion of certain appraisals and other analyses.

         In connection with the acquisition of Kizorek, assets were acquired and liabilities were assumed as follows (dollars in thousands):

                                                                          Kizorek
                                                                        -----------
                  Fair value of assets acquired including:
                         Cash                                                  $192
                         Accounts receivable                                  1,743
                         Unbilled revenue                                       269
                         Other current assets                                   448
                         Property, plant and equipment                          955
                         Intangibles                                            700
                         Goodwill                                             8,076
                                                                        -----------
                                                                            $12,383

                  Less:  Cash paid for net assets                              (800)
                         Fair value of debt issued                               -
                         Fair value of stock issued                          (8,228)
                                                                        -----------
                                                                             $3,355
                                                                        -----------
                                                                        -----------
                  Liabilties assumed including:
                         Liabilties assumed and acquisition costs            $3,155
                         Debt                                                   200
                                                                        -----------
                                                                             $3,355
                                                                        -----------
                                                                        -----------

                            THE KROLL-O'GARA COMPANY
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                               As of June 30, 1998
                                   (unaudited)
                             (dollars in thousands)

                                                             Historical      Kizorek (1)          Adjustments         Pro Forma
                                                             ------------    -----------          ------------        ---------
ASSETS
Current assets:
         Cash                                                   $ 40,318          $  294          $ (800) (5)          $ 39,812
         Accounts receivable                                      41,267           1,843              -                  43,110
         Costs and estimated earnings in excess of                                                                           -
                billings on uncompleted contracts                 19,802              -               -                  19,802
         Inventories                                              20,153              -               -                  20,153
         Other current assets                                     12,832             903              -                  13,735
                                                                --------          ------          ------               --------
                Total current assets                             134,372           3,040            (800)               136,612

 Property, plant, and equipment, net                              16,471             957              -                  17,428

 Databases, net                                                    8,467              -               -                   8,467
 Cost in excess of assets acquired, net                           28,515              -            7,567  (2)(3)(7)      36,082
 Other assets                                                      5,293              34             700  (6)             6,027
                                                                --------          ------          ------               --------
                                                                  42,275              34           8,267                 50,576

                                                                --------          ------          ------               --------
         Total assets                                          $ 193,118         $ 4,031         $ 7,467              $ 204,616
                                                                --------          ------          ------               --------
                                                                --------          ------          ------               --------

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities:
         Accounts payable                                       $ 27,104          $  782          $  545  (3)          $ 28,431
         Accrued liabilities                                      13,128             334             450  (8)            13,912
         Other current liabilities                                 6,336               9             190  (7)             6,535
                                                                --------          ------          ------               --------
                Total current liabilities                         46,568           1,125           1,185                 48,878
 Other long-term liabilities                                       1,861              -              900  (8)             2,761
 Deferred income taxes                                             2,153              -               60  (7)             2,213
 Long-term debt, net of current portion                           39,319              -               -                  39,319
                                                                --------          ------          ------               --------
         Total liabilities                                        89,901           1,125           2,145                 93,171

 Shareholders' equity                                            103,217           2,906           5,322  (4)(8)        111,445
                                                                --------          ------          ------               --------

         Total liabilities and shareholders' equity             $193,118          $4,031          $7,467               $204,616
                                                                --------          ------          ------               --------
                                                                --------          ------          ------               --------

(1)  KIZOREK HISTORICAL BALANCE SHEET AS OF APRIL 30, 1998
(2)  TO RECORD $6,772 IN GOODWILL RESULTING FROM THE ACQUISITION OF KIZOREK.
(3)  TO RECORD $545 IN COSTS ASSOCIATED WITH THE ACQUISITION OF KIZOREK.
(4) TO REFLECT 352,381 SHARES OF STOCK ISSUED IN CONNECTION WITH THE ACQUISITION, LESS KIZOREK HISTORICAL EQUITY.
(5) TO REFLECT $800 CASH PAID TO THE FORMER SHAREHOLDER OF KIZOREK IN CONNECTION WITH THE ACQUISITION.
(6) TO REFLECT A VALUE OF $600 FOR CUSTOMER LISTS AND $100 FOR PRIVATE INVESTIGATION LICENSES IDENTIFIED IN CONJUNCTION WITH THE ACQUISITION.
(7) TO RECORD CURRENT AND LONG-TERM DEFERRED TAX LIABILITY RESULTING FROM THE DIFFERENCES IN PRELIMINARY BOOK AND TAX BASIS OF ASSETS ACQUIRED.
(8) TO RECORD ACCRUED COMPENSATION UNDER THE KIZOREK DEFERRED COMPENSATION PLAN ASSOCIATED WITH THE ACCELERATED VESTING OF BENEFITS RESULTING FROM A CHANGE IN CONTROL OF THE COMPANY ($1,350 AT 5 1/8%)

                            THE KROLL-O'GARA COMPANY
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1997
                                   (unaudited)
                    (dollars in thousands, except share data)

                                                                   Historical     Kizorek (1)         Adjustments (8)    Pro Forma
                                                                   -----------    -----------         --------------     ----------
 Net sales                                                           $ 190,413       $ 14,476           $   -             $ 204,889
 Cost of sales                                                         131,644          8,113               -               139,757
                                                                     ---------       --------           ------            ---------
         Gross profit                                                   58,769          6,363               -                65,132

 OPERATING EXPENSES
         Selling and marketing                                          14,371          1,332               -                15,703
         General and administrative                                     27,538          3,779               47  (6)          31,364
         Merger related costs                                            7,205             -                -                 7,205
         Amortization of costs in excess of
              assets aquired                                               684             -               293  (2)(3)          977
                                                                     ---------       --------           ------            ---------
              Operating income                                           8,971          1,252             (340)               9,883

 OTHER INCOME (EXPENSE):
         Interest expense                                               (4,806)           (20)             (69) (7)          (4,895)
         Other, net                                                       (393)            -                -                  (393)
                                                                     ---------       --------           ------            ---------
      Income before minority interest, provision for income taxes, extraordinary item, and cumulative effect of change in
         accounting principle                                            3,772          1,232             (409)               4,595
 Minority interest                                                        (156)            -                -                  (156)
                                                                     ---------       --------           ------            ---------
      Income before provision for income taxes,
         extraordinary item, and cumulative
         effect of change in accounting principle                        3,616          1,232             (409)               4,439
 Provision for income taxes                                              2,352             -               329  (4)(5)        2,681
                                                                     ---------       --------           ------            ---------

      Income from continuing operations                              $   1,264       $  1,232           $ (738)           $   1,758
                                                                     ---------       --------           ------            ---------
                                                                     ---------       --------           ------            ---------

Basic earnings per share from continuing operations                  $    0.10                                            $    0.13
                                                                     ---------                                            ---------
                                                                     ---------                                            ---------
Basic weighted average shares outstanding                               13,061                                               13,413
                                                                     ---------                                            ---------
                                                                     ---------                                            ---------
Diluted  earnings per share from continuing operations               $    0.09                                            $    0.12
                                                                     ---------                                            ---------
                                                                     ---------                                            ---------
Diluted weighted average shares outstanding                             13,721                                               14,073
                                                                     ---------                                            ---------
                                                                     ---------                                            ---------

(1) TO INCLUDE HISTORICAL RESULTS OF OPERATIONS FOR KIZOREK FOR THE YEAR ENDED OCTOBER 31, 1997. KIZOREK'S OPERATING COSTS HAVE BEEN ALLOCATED INTO CATEGORIES CONSISTENT WITH THE COMPANY'S STATEMENT OF OPERATIONS PRESENTATION POLICIES
(2) TO RECORD AMORTIZATION ON GOODWILL RESULTING FROM THE ACQUISITION OF KIZOREK (GROSS COST $6,772 OVER 25 YEARS).
(3) TO AMORTIZE CAPITALIZED ACQUISITION COSTS ASSOCIATED WITH KIZOREK ($545 OVER 25 YEARS).
(4) TO RECOGNIZE THE BENEFIT FOR INCOME TAXES ON PRO FORMA ADJUSTMENTS AT AN EFFECTIVE RATE OF 40%.
(5) TO RECOGNIZE PROVISION FOR INCOME TAXES AT AN EFFECTIVE RATE OF 40% IN ASSOCIATION WITH THE HISTORICAL RESULTS OF KIZOREK, WHICH HAD PREVIOUSLY BEEN TREATED AS AN S CORPORATION FOR TAX PURPOSES.
(6) TO RECORD AMORTIZATION OF CUSTOMER LISTS AND DETECTIVE LISENCES IDENTIFIED IN CONJUNCTION WITH THE ACQUISITION (GROSS COST $700 OVER 15 YEARS)
(7) TO RECORD INTEREST EXPENSE UNDER THE KIZOREK DEFERRED COMPENSATION PLAN. ($1,350 AT 5 1/8%)
(8) PRO FORMA ADJUSTMENTS EXCLUDE THE IMPACT OF COMPENSATION EXPENSE FOR A NON-RECURRING CHARGE UNDER THE KIZOREK DEFERRED COMPENSATION PLAN ASSOCIATED WITH THE ACCELERATED VESTING OF BENEFITS RESULTING FROM A CHANGE IN CONTROL OF THE COMPANY.

                            THE KROLL-O'GARA COMPANY
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     For the Six Months Ended June 30, 1998
                                   (unaudited)
                    (dollars in thousands, except share data)

                                                           Historical     Kizorek (1)        Adjustments(8)      Pro Forma
                                                           ----------     -----------        --------------      ----------
 Net sales                                                  $ 111,816        $ 6,385           $   -             $ 118,201
 Cost of sales                                                 75,632          3,911               -                79,543
                                                            ---------        -------           ------            ---------
         Gross profit                                          36,184          2,474               -                38,658

 OPERATING EXPENSES
         Selling and marketing                                  7,734            618               -                 8,352
         General and administrative                            15,019          1,793               23  (6)          16,835
         Amortization of costs in excess of
              assets aquired                                      624             -               146  (2)(3)          770
                                                            ---------        -------           ------            ---------
              Operating income                                 12,807             63             (169)              12,701

 OTHER INCOME (EXPENSE):
         Interest expense                                      (2,369)            -               (35) (7)          (2,404)
         Other, net                                                 9             -                -                     9
                                                            ---------        -------           ------            ---------

      Income before provision for income taxes                 10,447             63             (204)              10,306

 Provision for income taxes                                     4,140             -               (57) (4)(5)        4,083
                                                            ---------        -------           ------            ---------

     Net income                                             $   6,307        $    63           $ (147)           $   6,223
                                                            ---------        -------           ------            ---------
                                                            ---------        -------           ------            ---------
Basic earnings per share                                    $    0.43                                            $    0.42
                                                            ---------                                            ---------
                                                            ---------                                            ---------
Basic weighted average shares outstanding                      14,632                                               14,984
                                                            ---------                                            ---------
                                                            ---------                                            ---------
Diluted  earnings per share                                 $    0.42                                            $    0.40
                                                            ---------                                            ---------
                                                            ---------                                            ---------
Diluted weighted average shares outstanding                    15,015                                               15,367
                                                            ---------                                            ---------
                                                            ---------                                            ---------

(1) TO INCLUDE HISTORICAL RESULTS OF OPERATIONS FOR KIZOREK FOR THE YEAR ENDED OCTOBER 31, 1997. KIZOREK'S OPERATING COSTS HAVE BEEN ALLOCATED INTO CATEGORIES CONSISTENT WITH THE COMPANY'S STATEMENT OF OPERATIONS PRESENTATION POLICIES
(2) TO RECORD AMORTIZATION ON GOODWILL RESULTING FROM THE ACQUISITION OF KIZOREK (GROSS COST $6,772 OVER 25 YEARS).
(3) TO AMORTIZE CAPITALIZED ACQUISITION COSTS ASSOCIATED WITH KIZOREK ($545 OVER 25 YEARS).
(4) TO RECOGNIZE THE BENEFIT FOR INCOME TAXES ON PRO FORMA ADJUSTMENTS AT AN EFFECTIVE RATE OF 40%.
(5) TO RECOGNIZE PROVISION FOR INCOME TAXES AT AN EFFECTIVE RATE OF 40% IN ASSOCIATION WITH THE HISTORICAL RESULTS OF KIZOREK, WHICH HAD PREVIOUSLY BEEN TREATED AS AN S CORPORATION FOR TAX PURPOSES.
(6) TO RECORD AMORTIZATION OF CUSTOMER LISTS AND DETECTIVE LISENCES IDENTIFIED IN CONJUNCTION WITH THE ACQUISITION (GROSS COST $700 OVER 15 YEARS)
(7) TO RECORD INTEREST EXPENSE UNDER THE KIZOREK DEFERRED COMPENSATION PLAN. ($1,350 AT 5 1/8%)
(8) PRO FORMA ADJUSTMENTS EXCLUDE THE IMPACT OF COMPENSATION EXPENSE FOR A NON-RECURRING CHARGE UNDER THE KIZOREK DEFERRED COMPENSATION PLAN ASSOCIATED WITH THE ACCELERATED VESTING OF BENEFITS RESULTING FROM A CHANGE IN CONTROL OF THE COMPANY.

                         REPORT OF INDEPENDENT AUDITORS



Board of Directors
Kizorek, Inc.
Naperville, Illinois


We have audited the accompanying balance sheet of Kizorek, Inc. as of October 31, 1997 and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kizorek, Inc. as of October 31, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




                                                   Crowe, Chizek and Company LLP

Oak Brook, Illinois
December 10, 1997, except for Note 8,
  as to which the date is August 31, 1998

                                  KIZOREK, INC.

                                  BALANCE SHEET
                                October 31, 1997

-------------------------------------------------------------------------------

ASSETS
Current assets
     Cash                                                        $   558,315
     Accounts receivable (less allowance for doubtful
       accounts of $65,000)                                        2,405,538
     Employee loans                                                   97,069
     Prepaid vehicle lease costs                                     175,473
     Other prepaid expenses                                          111,458
                                                                 -----------
         Total current assets                                      3,347,853

Property and equipment
     Photo equipment                                               1,033,364
     Office and computer equipment                                 2,121,218
     Vehicles                                                        229,329
     Leasehold improvements                                           76,962
                                                                 -----------
                                                                   3,460,873
     Accumulated depreciation                                      2,291,904
                                                                 -----------
                                                                   1,168,969

Other assets
     S corporation tax deposit                                        30,153
     Security deposits                                                36,734
                                                                 -----------
                                                                      66,887
                                                                 -----------

                                                                 $ 4,583,709
                                                                 -----------
                                                                 -----------

LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities
     Current maturities of long-term debt (Note 3)               $    19,204
     Accounts payable                                                677,779
     Accrued payroll                                                 161,107
     Accrued other expenses                                          120,388
                                                                 -----------
          Total current liabilities                                  978,478

Long-term debt (Note 3)                                               25,669

Stockholder's equity
     Common stock, no par value;
       authorized 100 shares, issued and
       outstanding 10 shares                                           1,000
     Retained earnings                                             3,578,562
                                                                 -----------
                                                                   3,579,562
                                                                 -----------

                                                                 $ 4,583,709
                                                                 -----------
                                                                 -----------

-------------------------------------------------------------------------------
                                     7

                 See accompanying notes to financial statements.

                                  KIZOREK, INC.

                    STATEMENT OF INCOME AND RETAINED EARNINGS
                           Year ended October 31, 1997

-------------------------------------------------------------------------------

REVENUE                                                      $ 14,476,272

Operating expenses
     Payroll, payroll taxes, and fringe benefits                7,205,295
     Vehicle operating and leasing                              1,718,389
     Travel                                                     1,004,521
     Occupancy                                                    340,129
     Depreciation                                                 478,540
     Outside services                                             221,149
     Insurance                                                    488,275
     Advertising and promotion                                    245,531
     Telephone                                                    443,902
     Office and computer related expenses                         521,926
     Other                                                        556,566
                                                             ------------
                                                               13,224,223
                                                             ------------

INCOME FROM OPERATIONS                                          1,252,049

Interest expense                                                   19,816

NET INCOME                                                      1,232,233

Retained earnings at beginning of year                          2,730,052

Dividends to stockholder                                         (383,723)
                                                             ------------

RETAINED EARNINGS AT END OF YEAR                             $  3,578,562
                                                             ------------
                                                             ------------


-------------------------------------------------------------------------------
                                    8

                 See accompanying notes to financial statements.

                                  KIZOREK, INC.

                             STATEMENT OF CASH FLOWS
                           Year ended October 31, 1997

-------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                   $  1,232,233
     Adjustments to reconcile net income to net cash
       provided by operating activities
         Depreciation                                                  478,540
         Gain on disposal of equipment                                  (1,103)
         Change in assets and liabilities
              Accounts receivable                                     (360,027)
              Other current assets                                     (79,983)
              Other assets                                              18,851
              Accounts payable                                         145,260
              Other current liabilities                                  4,959
                                                                  ------------
                  Net cash provided by operating activities          1,438,730

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from sale of equipment                                    36,103
     Additions to property and equipment                              (296,230)
                                                                  ------------
         Net cash used in investing activities                        (260,127)

CASH FLOWS FROM FINANCING ACTIVITIES
     Net payments on line of credit                                   (450,000)
     Repayment of long-term debt                                       (18,938)
     Dividends to stockholder                                         (383,723)
                                                                  ------------
         Net cash used in financing activities                        (852,661)
                                                                  ------------


Net change in cash                                                     325,942

Cash at beginning of year                                              232,373
                                                                  ------------

CASH AT END OF YEAR                                               $    558,315
                                                                  ------------
                                                                  ------------


Supplemental disclosures of cash flow information
     Cash paid during the year for
         Interest                                                 $     20,132

Supplemental schedule of noncash investing activity
     Equipment acquired through a
       capital lease                                              $     59,108

-------------------------------------------------------------------------------
                                    9

                 See accompanying notes to financial statements.

                                  KIZOREK, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1997

-------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS: Kizorek, Inc. (the Company) is an insurance claims investigation agency based in Naperville, Illinois. The Company's primary service is providing video surveillance to insurance companies investigating disability claims primarily throughout the United States.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION: Kizorek, Inc. provides surveillance services for its clients. Fees are generated and recognized for hours incurred based upon established hourly rates. Accounts receivable include unbilled balances of $192,000 for services provided prior to the end of the period but billed subsequently.

PROPERTY AND EQUIPMENT: Property and equipment are stated at cost. Depreciation is computed based on the estimated useful lives of the related assets using the straight-line method for financial reporting and accelerated methods for income tax purposes. For each classification of property and equipment, the depreciable lives are as follows:

                 Photo equipment                             6 years
                 Office and computer equipment               3 to 6 years
                 Vehicles                                    3 years
                 Leasehold improvements                      5 years

INCOME TAXES: The Company, with the consent of its stockholder, elected to have its income taxed as an S corporation which provides that, in lieu of corporate income taxes, the stockholder is taxed on the Company's taxable income.


NOTE 2 - LINE OF CREDIT

The Company has a line of credit of $1,000,000 with Northern Trust Bank/DuPage. The line of credit bears interest at the prime rate and is secured by all business assets of the Company. The bank's commitment under the line of credit expires on March 1, 1998. Restrictive covenants contained in the loan agreement require the maintenance of certain financial ratios. At October 31, 1997, no borrowings had been made against the line of credit.

-------------------------------------------------------------------------------
                                     10

                                 (Continued)

                                  KIZOREK, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1997

-------------------------------------------------------------------------------

NOTE 3 - LONG-TERM DEBT

Long-term debt consists of the following at October 31, 1997:

     Lease payable,  Naper Leasing  Service,  maturing January 2000 with interest at
     12.8%, payable in monthly installments of $1,988, secured by equipment.                      $     44,873

     Less current maturities                                                                            19,204
                                                                                                  ------------
                                                                                                  $     25,669
                                                                                                  ------------
                                                                                                  ------------


Future maturities are as follows:

                         Year Ending
                         October 31,
                         -----------
                           1998                                      19,204
                           1999                                      21,795
                           2000                                       3,874

NOTE 4 - PROFIT SHARING PLAN

The Company maintains a defined contribution profit sharing plan for substantially all employees which provides for contributions at the discretion of the Board of Directors, voluntary employee 401(k) contributions, and matching contributions by the Company up to specified limits. The matching contribution for the year ended October 31, 1997 was $46,335. There was no discretionary contribution for the year ended October 31, 1997.


NOTE 5 - LEASE COMMITMENTS

The Company conducts its operations from leased office facilities in Illinois, South Carolina, Hawaii, California, and South Africa. The leases expire at various dates through 1999.

The total office rental expense was $309,909 for the year ended October 31, 1997.

The Company leases vehicles under operating leases with two- or three-year lease terms. Total expense amounted to $750,559 for the year ended October 31, 1997.


-------------------------------------------------------------------------------
                                     11

                                 (Continued)

                                  KIZOREK, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1997

-------------------------------------------------------------------------------

NOTE 5 - LEASE COMMITMENTS (Continued)

Future minimum lease commitments are as follows:

                         Year Ending
                         October 31,                         Amount
                         ------------                        ------
                           1998                         $      788,614
                           1999                                213,392
                                                        --------------
                                                        $    1,002,006
                                                        --------------
                                                        --------------

NOTE 6 - CONTINGENCY

The Company entered into an agreement with North American Benefits, Inc., whereby North American Benefits, Inc. provides certain administrative services and North American Specialty Insurance Company provides stop loss coverage. However, the Company is responsible for the funding of all claims up to $17,500 per individual per policy year and up to approximately $250,000 per year on the group as a whole. A liability has been recorded for the estimate of claims pending at the balance sheet date.


NOTE 7 - PENDING LITIGATION

The Company is a defendant in several lawsuits arising from the performance of their regular business activities. These lawsuits are being defended by counsel for the Company's insurance carrier. Damages being sought are covered by the Company's existing insurance policies and are not expected to exceed existing coverage limitations. These matters, when finally concluded and determined, will not, in the opinion of management, have a material adverse effect on the results of operations or financial position of the Company.


NOTE 8 - SUBSEQUENT EVENTS

Effective November 1, 1997, the Company established a deferred compensation plan for key executives and employees. The total amount of benefits awarded under this plan is $1,350,000, payable November 1, 2004 plus interest accrued from the date of the award. If there is a change in control of the Company through merger, consolidation, liquidation, dissolution, or sale of all or substantially all of the Company's assets, payments become due in three installments plus interest commencing on the December 1 following the date of the change in control of the Company with the balance being due in two installments on December 1 of each of the next two years.

On August 31, 1998, all of the outstanding shares of common stock of the Company were exchanged for cash and shares of common stock of The Kroll-O'Gara Company under the terms of a merger agreement.

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

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:    OCTOBER 23, 1998                   THE KROLL-O'GARA COMPANY


                                            By /s/Nicholas P. Carpinello
                                               --------------------------
                                               Nicholas P. Carpinello
                                               Controller and Treasurer

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